SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2026

FreeCast, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-43122	45-2787251
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 TPC Drive, Suite 100, Orlando, Florida	32822
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 374-1607

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	CAST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On April 8, 2026, FreeCast, Inc. ("we," "us," or "our") issued 137 warrants to 137 accredited investors to purchase an aggregate of 6,743,587 shares of our Class A common stock (the "Warrants"). The Warrants had an exercise price per share of $4.25, and expired on May 15, 2026. The issuance of the Warrants was disclosed in a Current Report on Form 8-K, along with a form of the Warrants included as an exhibit thereto, we filed with the Securities and Exchange Commission on April 15, 2026. On May 8, 2026, our board of directors amended the Warrants by lowering the exercise price per share to $1.33 and extending the expiration date to May 22, 2026.

Two Warrant holders, Carl Peterson and Joyce Peterson (the "Investors"), exercised their respective Warrants, and on May 28, 2026, we issued an aggregate of 250,000 shares of our Class A common stock (the "Shares"). In connection with the exercise of the Warrants, we received aggregate proceeds of $332,500. The other Warrants have expired without being exercised, and the 6,493,587 shares of Class A common stock initially reserved for issuance upon exercise of the other Warrants are no longer reserved, and have been returned to the status of authorized and unissued.

The issuance of the Shares in connection with the Warrants being exercised was deemed to be exempt from registration under the Securities Act of 1933, as amended, (the "Securities Act") in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. Each of the Investors had access to information concerning us and our business prospects and acquired the Shares for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the Shares. Each of the recipients of the Shares also represented to us that they were an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2026	FreeCast, Inc.

	By:	/s/ William A. Mobley, Jr.
William A. Mobley, Jr.
Chief Executive Officer

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